                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            -------------------------

                                    FORM 8-K
                                 Current Report
                     Pursuant To Section 13 Or 15(D) Of The
                         Securities Exchange Act Of 1934





Date of Report (Date of earliest event reported):       November 26, 2004
                                                  ------------------------------



                        KEYCORP STUDENT LOAN TRUST 1999-B
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             (Exact Name of Registrant as Specified in its Charter)



          Delaware                    333-80109-01              36-4318790
----------------------------   ------------------------   --------------------
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                     Identification No.)




    c/o KeyBank National Association, as Administrator, 800 Superior Avenue,
                   Attn: Frances Byrd, Cleveland, Ohio 44114
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                    (Address of Principal Executive Offices)


Registrant's Telephone Number, Including Area Code:       (216) 828-9357
                                                    ----------------------------














                             Exhibit Index on Page 4
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                                Page 1 of 8 pages

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Item 8.01  OTHER EVENTS

MERGER OF KEY BANK USA WITH AND INTO KEYBANK NATIONAL ASSOCIATION
-----------------------------------------------------------------

Prior to October 1, 2004, Key Bank USA, National Association ("Key Bank USA") and KeyBank National Association ("KeyBank") were both national banking associations and wholly-owned by KeyCorp. Effective on October 1, 2004, Key Bank USA merged with and into KeyBank and, as of that date, KeyBank succeeded to all assets and liabilities of Key Bank USA. As a result, KeyBank has succeeded Key Bank USA as "Master Servicer", "Seller" and "Administrator" under and in accordance with the terms of the Sale and Servicing Agreement and other agreements relating to the KeyCorp Student Loan Trust securitization transaction referenced above and has assumed all other obligations and liabilities of Key Bank USA in connecion with such securitization transaction. No material changes are expected to occur with regard to the administrative and servicing operations of the Trust as a result of the merger.

KeyBank files quarterly Consolidated Reports of Condition and Income ("Call Reports") with its primary regulator, the Office of the Comptroller of the Currency. KeyBank's Call Reports are available online at http://www2.fdic.gov/call_tfr_rpts/. As of September 30, 2004, KeyBank had total assets of approximately $77.375 billion, total liabilities (including minority interest in consolidated subsidiaries) of approximately $72.237 billion and approximately $5.138 billion in stockholder's equity, and Key Bank USA had total assets of approximately $10.366 billion, total liabilities (including minority interest in consolidated subsidiaries) of approximately $9.234 billion and approximately $1.132 billion in stockholder's equity. The principal executive offices of KeyBank are located at Key Tower, 127 Public Square, Clevelend, Ohio 44114, and its telephone number is (216) 689-6300.

On November 26, 2004, the KeyCorp Student Loan Trust 1999-B (the "Trust") made its regular, quarterly distribution of funds to holders of the Trust's Floating Rate Asset Backed Certificates and Floating Rate Asset Backed Notes and distributed the Certificateholder's Statement and Noteholder's Statement, filed herewith as Exhibits to this Form 8-K, to Certificateholders and Noteholders of record, respectively.

In reliance upon certain no-action letters, including a letter dated May 9, 1997, issued by the Chief Counsel, Division of Corporate Finance of the Securities and Exchange Commission relating to the KeyCorp Student Loan Trust 1996-A, Registration No. 333-4274, the Trust is hereby filing the Certificateholder's Statement and Noteholder's Statememt reflecting the Trusts Activities for the period ending October 31, 2004 including a statistical summary of the delinquency and default characteristics of the Trust's student loan portfolio as of such date.


Item 9.01  EXHIBITS

Exhibit 99(a) -  Certificateholder's Statement

Exhibit 99(b) -  Noteholder's Statement







                                Page 2 of 8 pages
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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 26, 2004




                                      KeyCorp Student Loan Trust 1999-B,


                                      By:  KeyBank National Association,
                                           successor in interest to
                                           KeyBank USA, National Association,
                                           as Administrator


                                      By:  /S/ DARLENE H. DIMITRIJEVS
                                           -------------------------------------
                                           Darlene H. Dimitrijevs
                                           Senior Vice President


                                Page 2 of 8 pages
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                                  EXHIBIT INDEX





Exhibit



99(a)  Certificateholder's Statement                                 5

99(b)  Noteholder's Statement                                        7








                               Page 4 of 8 pages
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